Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
The Group evaluated subsequent events through 30 March 2026, the date that the consolidated financial statements were available to be issued.
On 29 January 2026, the Group announced that it had entered into a settlement and licensing agreement with Regeneron and Bayer regarding AVT06, its proposed biosimilar to Eylea (aflibercept), which is approved for marketing in the European Economic Area, United Kingdom and Japan. The agreement provides the Group with commercial certainty in global markets and forms part of the ongoing preparations for future regulatory submissions and market entry.The settlement agreement allows Alvotech and its commercial partners to market and sell the biosimilar as of 1 January 2026 in the United Kingdom and Canada, as well as in Japan (excluding the diabetic macular edema indication) starting 1 May 2026 in the European Economic Area and all other countries in the world (other than the U.S.), and from 1 November 2026 in Japan with all approved indications.
On 2 February 2026, the Group entered into new supply and commercialization agreements with Sandoz for Canada, Australia, and New Zealand. In Canada, the agreement covers one biosimilar candidate in ophthalmology supplied as a prefilled syringe for intravitreal injection. In Australia and New Zealand, the agreement encompasses three biosimilar candidates across immunology and gastroenterology, in multiple formulations. The agreement covers multiple biosimilar candidates and further expands the Group’s geographic commercial footprint.
On 5 February 2026, the Group announced positive top‑line results from its pivotal pharmacokinetic study for AVT80, a proposed biosimilar to Entyvio (vedolizumab). The study met all primary endpoints, demonstrating pharmacokinetic similarity as well as comparable safety, tolerability, and immunogenicity profiles. These results enable the Group to progress toward regulatory submissions for both AVT16 and AVT80, the intravenous and subcutaneous biosimilar candidates, respectively.
On February 11, 2026, the Company issued 12,500,000 new shares, all of which were subscribed by its wholly‑owned subsidiary Alvotech Manco ehf. and classified as treasury shares without voting or dividend rights. The increase in treasury shares was undertaken to restore the number of treasury shares available following settlement of shares lent under the stock‑lending facility that supported investors’ hedging of the Convertible Bonds issued in December 2025 (refer to Note 21) and to ensure the Company maintains a sufficient pool of shares for outstanding financial commitments, including warrants, convertible instruments, and share‑based compensation programs.
In February 2026, the Board approved an additional restructuring plan affecting several functions across the Group, with related employee notifications issued in early 2026. The Group expects to incur termination benefits and related restructuring costs in 2026 in connection with this plan.